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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 June 26, 2000
               Date of Report (Date of Earliest event reported)


                              Hotelworks.com, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


      New York                   1-13381                      11-3096379
   -------------            -------------------            -----------------
     State of                 Commission File                IRS Employer
   Incorporation                  Number                   Identification No.


                   201 ALHAMBRA CIRCLE, CORAL GABLES, FL 33134
            --------------------------------------------------------
                     Address of principal executive offices


       Registrant's telephone number, including area code: (305) 774-3200
                                 --------------



          (Former name or former address, if changed since last report)




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ITEM 4. Changes in Registrant's Certifying Accountant.

(b)  New Independent Accountants

         On June 26, 2000, Hotelworks.com, Inc. (the "Company") retained the services of BDO Seidman, LLP as their principal accountant to audit the Company's financial statements. The decision to retain BDO Seidman, LLP was approved by the Company's Audit Committee.



                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 30th day of June 2000.




                                            HOTELWORKS.COM, INC.


                                            By: /s/ John F. Wilkens
                                                --------------------------------
                                                John F. Wilkens
                                                Vice President - Treasurer
                                                (Principal Financial Officer,
                                                Principal Accounting Officer)